SUMMARY PROSPECTUS
Managers Special Equity Fund
TICKERS:	MANAGERS CLASS: MGSEX
INSTITUTIONAL CLASS: MSEIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated April 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Managers Special Equity Fund’s (the “Fund” and “Special Equity Fund”) investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Managers Class	Institutional Class
Management Fee	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.71%	0.46%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses[1]	1.62%	1.37%

[1]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Managers Class	$165	$511	$881	$1,922
Institutional Class	$139	$434	$750	$1,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 186% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. Although the Fund focuses its investments in securities of small- and medium-capitalization companies pursuant to its investment objective, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies.

Typically, the Fund invests in companies with capitalizations that are within the range of capitalizations of companies in the Russell 2000® Growth Index. As of December 31, 2009, the range of market capitalizations for the Russell 2000® Growth Index was $13 million to $5 billion. The Fund may purchase securities, or retain securities that it already has purchased, even if the securities are outside the Fund’s typical capitalization range. The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Specifically:

•

The Subadvisors utilize a growth approach to investing whereby three of the four Subadvisors seek to identify companies that are exhibiting rapid growth in their businesses and the fourth seeks to identify companies that possess better than average long-term growth rates combined with several other fundamental characteristics.

•	Three of the four Subadvisors examine the underlying businesses, financial statements, competitive environment and company management in order to assess the future profitability of each company.

•

One of the four Subadvisors utilizes a quantitative investment approach to evaluate each company based on six fundamental characteristics: earnings estimate momentum, long-term growth rate, earnings risk, tangible book to price ratio, earnings to price ratio, and share buyback or issuance.

•	A Subadvisor may sell a security if it believes that the future profit-ability of a company does not support the current stock price.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the securities such as, among other things, increases in the price to earnings ratios.

SUM012_0410

MANAGERS SPECIAL EQUITY FUND SUMMARY PROSPECTUS

Principal Risks

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk—particular investments may be difficult to sell at the best price.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Performance

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information for Managers Class shares and Institutional Class shares, please visit www.managersinvest.com or call 1.800.835.3879.

As of May 20, 2009, the Fund’s benchmark was changed to the Russell 2000® Growth Index to reflect the Fund’s change to a growth-oriented approach to investing.

Calendar Year Total Returns as of 12/31/09 — Managers Class

Best Quarter: 20.73% (2nd Quarter 2003)

Worst Quarter: –27.92% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/09

Managers Special Equity Fund	1 Year	5 Years	10 Years	Since Inception
Managers Class—Return
Before Taxes	30.78%	–3.19%	–0.25%	—

Managers Class—Return
After Taxes on Distributions	30.78%	–5.02%	–1.58%	—

Managers Class—Return After Taxes on Distributions and Sale of Fund Shares
	20.01%	–2.48%	–0.29%	—

Institutional Class—Return				05/03/04
Before Taxes	31.05%	–2.98%	—	–0.24%

Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)
	34.47%	0.87%	–1.37%	05/03/04 2.91%

Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	27.17%	0.51%	3.51%	05/03/04 3.14%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Managers Class shares of the Fund. After-tax returns for Institutional Class shares will vary.

2	Managers Investment Group

MANAGERS SPECIAL EQUITY FUND SUMMARY PROSPECTUS

Portfolio Management

Investment Manager

Managers Investment Group LLC (“Managers”)

Subadvisors

Federated MDTA LLC (“MDT”)

Lord, Abbett & Co. LLC (“Lord Abbett”)

Ranger Investment Management, L.P. (“Ranger”)

Smith Asset Management Group L.P. (“Smith Group”)

Portfolio Managers

MDT

Daniel Mahr, CFA, Lead Portfolio Manager, MDT;

Lead Portfolio Manager of the Fund since 09/08.

Frederick L. Konopka, CFA, Portfolio Manager, MDT;

Portfolio Manager of the Fund since 09/08.

Brian M. Greenberg, Portfolio Manager, MDT;

Portfolio Manager of the Fund since 09/08.

Douglas K. Thunen, Portfolio Manager, MDT;

Portfolio Manager of the Fund since 09/08.

Lord Abbett

F. Thomas O’Halloran, Partner & Portfolio Manager, Lord Abbett;

Portfolio Manager of the Fund since 12/07.

Ranger

W. Conrad Doenges, Portfolio Manager, Ranger;

Portfolio Manager of the Fund since 09/08.

Smith Group

Stephen S. Smith, CFA, Chief Executive Officer,

Chief Investment Officer & Portfolio Manager, Smith Group;

Portfolio Manager of the Fund since 05/06.

John D. Brim, CFA, Portfolio Manager, Smith Group;

Portfolio Manager of the Fund since 05/06.

Royce W. Medlin, CFA, Portfolio Manager, Smith Group;

Portfolio Manager of the Fund since 05/06.

Eivind Olsen, CFA, Portfolio Manager, Smith Group;

Portfolio Manager of the Fund since 05/09.

Buying and Selling Fund Shares

Initial Investment Minimum

Managers Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Institutional Class

Regular Account: $2,500,000

Individual Retirement Account: $2,500,000

Additional Investment Minimum

Managers Class

All Accounts: $100

Institutional Class

All Accounts: $1,000

To Place Orders

Mail:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

Transaction Policies

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Tax Information

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Special rules apply to investments through such tax-advantaged plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3